Purchase Obligations	12 Months Ended
Dec. 31, 2020
Purchase Obligations
Purchase Obligations

(D.8) Purchase Obligations

€ millions	2020	2019
Contractual obligations for acquisition of property, plant, and equipment and intangible assets	106	342
Other purchase obligations	3,685	2,251
Purchase obligations	3,791	2,592

The contractual obligations for acquisition of property, plant, and equipment and intangible assets relate primarily to the purchase of hardware, software, patents, office equipment, and vehicles. The remaining obligations relate mainly to marketing, consulting, maintenance, license agreements, cloud services, and other third-party agreements. The increase is mainly due to new purchase obligations related to cloud services. Historically, the majority of such purchase obligations have been realized.

Maturities

€ millions	12/31/2020
Purchase Obligations
Due 2021	975
Due 2022 to 2025	2,371
Due thereafter	445
Total	3,791